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                                                                    EXHIBIT 23.2


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


         We consent to the reference to our firm under the captions "Selected Financial Data" and "Experts" and to the use of our report dated February 2, 2000 in the Registration Statement (Form S-1 No. 333-96351) and related Prospectus of PRAECIS PHARMACEUTICALS INCORPORATED.

                                           /s/ Ernst & Young LLP

Boston, Massachusetts
April 20, 2000